Trade and other receivables - Summary of Trade and Other Receivables, Amounts Falling Due Within One Year (Detail) - GBP (£) £ in Millions	Dec. 31, 2017	Dec. 31, 2016
Trade and other current receivables [abstract]
Trade receivables (net of bad debt provision)	£ 7,889.7	£ 8,054.2
VAT and sales taxes recoverable	202.3	157.2
Prepayments	298.3	310.0
Accrued income	3,211.7	3,353.8
Fair value of derivatives	1.0	14.7
Other debtors	509.3	484.6
Trade and other receivables	£ 12,112.3	£ 12,374.5